RS Variable Products Trust

Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS MONEY MARKET VIP SERIES

Supplement to the Prospectus dated May 1, 2014,

as supplemented December 1, 2014 and

Statement of Additional Information dated May 1, 2014, as revised August 15, 2014 and as supplemented September 15, 2014 and December 1, 2014

Effective December 31, 2014, the section of the Prospectus titled “Investment Team” (on page 4) is amended and restated in its entirety as follows:

Martin Vernon has been the portfolio manager of the Series since 2009.

Effective December 31, 2014, Alexander M. Grant, Jr. is no longer co-portfolio manager of RS Money Market VIP Series, and all references to Mr. Grant in the Prospectus and Statement of Additional Information are removed.

January 5, 2015